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Exhibit 10.1

*** CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24b-2

NOTICE OF GRANT AWARD

RESEARCH	Issue Date: 09/29/2003
Department of Health and Human Services Centers for Disease Control and Prevention

CENTER FOR INFECTIOUS DISEASES, CDC

Grant Number: 1 R01 CI000099-01
Principal Investigator: ECKER, DAVID J PHD
Project Title: Automated Simultaneous Detection of Bioterrorism Agents

PRESIDENT IBIS THERAPEUTICS
IBIS THERAPEUTICS
1891 RUTHERFORD
CARLSBAD, CA 92008
CARLSBAD, CA 92008
UNITED STATES

Budget Period: 09/15/2003 - 09/14/2004
Project Period: 09/15/2003 - 09/14/2006

Dear Business Official:

        The Centers for Disease Control and Prevention hereby awards a grant in the amount of $2,629,242 (see "Award Calculation" in Section I) to IBIS THERAPEUTICS, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR 52 and is subject to terms and conditions referenced below.

        Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

        Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of CDC support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with CDC policy. For additional information, please visit http://www.iedison.gov.

        If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,

Mildred Garner
Grants Management Officer
Centers for Disease Control and Prevention

See additional information below

SECTION I - AWARD DATA - 1 R01 CI000099-01

AWARD CALCULATION (U.S. Dollars):
Salaries and Wages	[***]
Fringe Benefits	[***]
Personnel Costs	[***]
Consultant Services	[***]
Equipment	[***]
Supplies	[***]
Travel Costs	[***]
Other Costs	[***]
Federal Direct Costs	[***]
Federal F&A Costs	[***]
APPROVED BUDGET	$2,629,242
TOTAL FEDERAL AWARD AMOUNT	$2,629,242

        Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project, is as follows.

02	$2,313,198
03	$1,036,103

FISCAL INFORMATION:
        CFDA        93.856
        Number:
EIN: 1330336973A1
Document Number: RCI000099A

IC	CAN	FY2003	FY2004	FY2005
CI	92100B9	2,629,242	2,313,198	1,036,103

ADMINISTRATIVE DATA:
PCC: / OC: 41.4A /Processed: GARNERM 030929 1244

SECTION II - PAYMENT/HOTLINE INFORMATION - 1 R01 CI000099-01

        For payment information see Payment Information section in Additional Terms and Conditions.

        To report fraud, waste or abuse see Inspector General section in Additional Terms and Conditions.

SECTION III - TERMS AND CONDITIONS - 1 R01 CI000099-01

        This award is based on the application submitted to, and as approved by, the CDC on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

          a.     The grant program legislation and program regulation cited in this Notice of Grant Award.

          b.     The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

          c.     45 CFR Part 74 or 45 CFR Part 92 as applicable.

          d.     The PHS Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

          e.     This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

Treatment of Program Income:
Additional Costs

Approval List C0-84-G03

1.    INCORPORATION:

        Program Announcement Number PA-03-080, Bio-defense and Emerging Infectious Diseases Research Opportunities and applicable amendments and the application dated January 30, 2003 are made a part of this award by reference.

2.    INDIRECT COSTS:

        Indirect Costs are awarded at a rate of 51%, as requested.

3.    HUMAN SUBJECTS RESTRICTION:    No Restrictions-Per Summary Statement, SRG concerns noted.

        Notice: Under governing regulations, Federal funds administered by the Department of Health and Human Services shall not be expended for research involving human subjects, and individuals shall not be enrolled in such research, without prior approval by the Office for Human Research Protections (OHRP) of an assurance to comply with the requirements of 45 CFR 46 to protect human research subjects.

4.    REPORTING REQUIREMENTS:    All reports (original and two copies) should be submitted to the CDC Grants Management Officer ("GMO"), ATTN: Grants Management Specialist, Centers for Disease Control & Prevention, Procurement and Grants Office, AABB, 2920 Brandywine Road, Atlanta, Georgia 30341.

          a.     An interim progress narrative report/non-competing continuation application is required to be submitted to the Grants Management Officer, no later than June 1, 2004. The report must contain the following: (1) Progress on current budget period objectives and activities to include explanation on unmet objectives; (2) Interim Financial Status Report (SF 269). The FSR would reflect projected unobligated balance as of September 14, 2004; (3) New budget period proposed program objectives and activities; and (4) Detailed line-item budget and justification for next budget period, September 15, 2004 through September 14, 2005.

          b.     Annual Progress Reports are required to be submitted to the Grants Management Officer ninety (90) days after the end of the budget period. The due date is October 14, 2004.

          c.     An Annual Financial Status Report (FSR) (SF 269) (Long Form) for the budget period is required to be submitted to the Grants Management Officer ninety 90 days after the end of the budget period. The due date is December 14, 2004. (NOTE: The FSR is prepared on a budget year and NOT on a cumulative basis. FSR may be downloaded from the following website: http://www.whitehouse.gov/omb/grants/index.html

          e.     Audit Requirement: You must comply with the audit requirements of OMB Circular A-133, revised June 24, 1997 which rescinded OMB Circular A-128 "Audits of State and Local Governments." Please send a courtesy copy of completed audits and any management letters on a voluntary basis to the following:

      Centers for Disease Control and Prevention (CDC)
      Attention: Head, Acquisition Assistance Oversight and Evaluation
      2920 Brandywine Road, NE
      Atlanta, Georgia 30341

        You are required to ensure that subrecipients receiving CDC funds also meet the requirements of OMB A-133 (total Federal grant or cooperative agreement funds received exceed $300,000). Additionally, you must also ensure that appropriate corrective action is taken within six months after receipt of the subrecipient audit report in instances of non- compliance with Federal laws and regulations. You are to consider whether subrecipient audits necessitate adjustment of your own records.

        If a subrecipient is not required to have an OMB A-133 audit, you are still required by OMB A-133 to perform adequate monitoring of subrecipient activities. You should require each subrecipient to permit independent auditors to have access to the subrecipient's records and financial statements. YOU SHOULD INCLUDE THESE REQUIREMENTS IN SUBRECIPIENT CONTRACTS.

        All reports must be submitted within the specified time frame and location. Delinquent reporting may impact future funding.

5.    EXPANDED AUTHORITIES:    The recipient of this award is granted "expanded authorities" in the administration of the award. The grantee may elect to extend the project period for up to 12 months without additional funds. At least 10 days prior to the original project end date, the grantee must notify the awarding agency GMO in writing (e-mail or letter) of the extension. The notification must be signed by the authorizing business official and must include the new project end date. Extensions beyond the initial notification must be REQUESTED by the grantee organization and be APPROVED by the awarding GMO.

6.    CORRESPONDENCE:    All correspondence regarding this award must be identified with the award number as shown at the top right of this page.

7.    PRIOR APPROVAL:    In accordance with the Code of Federal Regulations, Part 74, "ALL" requests which require prior approval must bear the signature of an authorized official of the business office of the grantee organization as well as the principal investigator or program or project director." Any requests received which reflect only one signature will be returned to the grantee unprocessed. Additionally, any requests involving funding issues must include a new proposed budget and a narrative justification of the requested changes.

8.    PUBLICATIONS:    Publications, journal articles, etc. produced under a CDC grant support project must bear an acknowledgment and disclaimer, as appropriate, such as: This publication (journal article, etc.) was supported by Grant/Cooperative Agreement Number _____ from (name of awarding agency). Its contents are solely the responsibility of the authors and do not necessarily represent the official views of (name of awarding agency).

9.    EQUIPMENT AND PRODUCTS:    To the greatest extent practicable, all equipment and products purchased with CDC funds should be American-made.

10.    ACKNOWLEDGMENT OF FEDERAL SUPPORT:    When issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money, all awardees receiving Federal funds, including and not limited to State and local governments and recipients of Federal research grants, shall clearly state (1) the percentage of the total costs of the program or project which will be financed with Federal money, (2) the dollar amount of Federal funds for the project or program, and (3) percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

11.    INSPECTOR GENERAL:    For your information, the United States Department of Health and Human Services Inspector General maintains a toll-free telephone number, 800-447-8477 (800-HHS-TIPS), for receiving information concerning fraud, waste or abuse under grants and cooperative agreements. Such reports are kept confidential, and callers may decline to give their names if they choose to remain anonymous.

12.    PAYMENT INFORMATION

Automatic Drawdown:

        Payment under this award will be made available through the Department of Health and Human Services (HHS) Payment Management System (PMS). PMS is administered by the Division of Payment Management, Program Support Center, HHS. PMS will forward the DHHS Manual for Recipients Financed Under the Payment Management System (PMS), PMS-270 and PMS-272 forms.

          A.    PMS correspondence, mailed through the U.S. Postal Service, should be addressed as follows: Division of Payment Management, FMS/PSC/HHS, P.O. Box 6021 Rockville, MD 20852.

          B.    If a carrier other than the U.S. Postal Service is used, such as United Parcel Service, Federal Express, or other commercial service, the correspondence should be addressed as follows: Division of Payment Management, FMS/PSC/HHS, Rockwall Building #1, Suite 700, 11400 Rockville Pike, Rockville, MD 20852.

        To expedite your first payment from this award, attach a copy of the Notice of Grant/Cooperative Agreement to your payment request form.

13.    CDC CONTACT NAMES:

  Business and Grants Policy Contact
  Sharron Orum, Grants Management Specialist
  Acquisition and Assistance Branch B, CDC
  2920 Brandywine Road, Room 3000
  Atlanta, Georgia 30341-4146
  Telephone: (770) 488-2716
  Internet Address: spo2@cdc.gov

  Programmatic Contact
  Barbara Stewart, Public Health Analyst
  National Center for Infectious Diseases (NCID)
  1600 Clifton Road, C-19
  Atlanta, GA 30333
  Telephone: (404) 639-0044
  Internet Address: BSG2@cdc.gov

  Sharon Orum, Grants Specialist

SPREADSHEET
GRANT NUMBER: 1 R01 CI000099-01

P.I.: ECKER, DAVID J
INSTITUTION: IBIS THERAPEUTICS, INC.

	YEAR 01	YEAR 02	YEAR 03
Salaries and Wages	[***]	[***]	[***]
Fringe Benefits	[***]
Personnel Costs	[***]	[***]	[***]
Consultant Services	[***]	[***]	[***]
Equipment	[***]	[***]
Supplies	[***]	[***]	[***]
Travel Costs	[***]	[***]	[***]
Other Costs	[***]	[***]
TOTAL FEDERAL DC	2,222,511	1,540,363	687,512
TOTAL FEDERAL F&	406,731	772,835	348,591
TOTAL COST	2,629,242	2,313,198	1,036,103

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NOTICE OF GRANT AWARD